UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Valmont Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D98393-P86864-Z84373 VALMONT INDUSTRIES, INC. VALMONT INDUSTRIES, INC. 15000 VALMONT PLAZA OMAHA, NE 68154 2023 Annual Meeting Vote by April 23, 2023 11:59 PM ET. For shares held in a Plan, vote by April 19, 2023 11:59 PM ET. You invested in VALMONT INDUSTRIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 24, 2023. Get informed before you vote View the Notice & Proxy Statement, Annual Report and 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 24, 2023 10:00 AM Valmont Industries, Inc. 15000 Valmont Plaza Omaha, NE 68154 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D98394-P86864-Z84373 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 01) Mogens C. Bay 02) Ritu Favre 03) Richard A. Lanoha 1. Election of Directors Nominees: 2. Advisory approval of the company’s executive compensation. 3. Advisory vote on the frequency of the advisory vote on the company’s executive compensation. 4. Ratifying the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2023. For For For NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. 1 Year